UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 24, 2025

CITY HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-11733

55-0619957
West Virginia	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

25 Gatewater Road, Cross Lanes, West Virginia 25313
(Address of Principal Executive Offices, Including Zip Code)

304-769-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock $2.50 Par Value	CHCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends Item 2.02 of the Current Report on Form 8-K filed on April 23, 2025 (the “Original Form 8-K”) solely to correct typographical errors in the “Liabilities” portion of the (Unaudited) March 31, 2025 Column of the Consolidated Balance Sheets and to replace the March 31, 2025 Column of the Loan Portfolio Table of the Exhibit included in the press release furnished as Exhibit 99.1 thereto (the “Exhibit”). As previously furnished, the noninterest-bearing portion of the “Liabilities” for March 31, 2025 was incorrect, which made the amount of “Total Deposits” incorrect as well. Additionally, the March 31, 2025 column of the “Loan Portfolio” table had been subsequently amended, and those amendments were not included in the Original Form 8-K, but have been corrected in this Amendment No. 1. The correct versions of these numbers were presented to investors, and only the versions previously furnished in the Original Form 8-K needed to be updated. No other changes have been made to the Original Form 8-K.

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

The Exhibit 99.1 attached hereto is a replacement of the “Liabilities” portion of the (Unaudited) March 31, 2025 Column of the Consolidated Balance Sheets and a replacement of the March 31, 2025 Column of the Loan Portfolio Table of the Exhibit furnished in the Original Form 8-K. The foregoing information is furnished pursuant to Item 2.02 and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Updated March 31, 2025 Column of the Consolidated Balance Sheets and Updated March 31, 2025 Column of the Loan Portfolio Table

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: April 24, 2025	City Holding Company

By:	/s/ David L. Bumgarner
David L. Bumgarner
Executive Vice President & Chief Financial Officer